UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1. Investment Company Act File Number: 811-23764

Date of Notification: August 22, 2025

2. Exact name of Investment Company as specified in registration statement:

AOG Institutional Fund

3. Address of principal executive office: (number, street, city, state, zip code)

AOG Institutional Fund

11911 Freedom Drive, Suite 730

Reston, Virginia 20190

4. Check one of the following:

  [X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

  [ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

  [ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By: /s/ Frederick Baerenz

Frederick Baerenz

President and Principal Executive Officer

AOG INSTITUTIONAL FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you do not wish to sell shares at this time, please disregard this Notice.

August 22, 2025

Dear AOG Institutional Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for Class A Shares and Class I Shares of AOG Institutional Fund (the “Fund”). The Fund will offer to repurchase Class A Shares and Class I Shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on August 22, 2025 and end on September 30, 2025.

If you are not interested in tendering your Shares for repurchase at this time, you may disregard this letter and take no action. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

If you wish to tender your Shares and you hold your Shares through a broker-dealer or other intermediary, please contact your financial advisor for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the attached Repurchase Offer document.

If you wish to tender your Shares and you hold your Shares directly with the Fund through Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), please refer to the attached Repurchase Request Form and follow the specific instructions on that form.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your broker-dealer/intermediary fail to submit the required information to the Transfer Agent or to take any other required action on or before 4:00 p.m., Eastern Time, on Tuesday, September 30, 2025, the Fund will not repurchase any of your Shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

If you have any questions and you hold your Shares through a broker-dealer or other intermediary, please contact your financial advisor.

If you have any questions and you hold your Shares directly with the Fund through the Transfer Agent, please contact the Fund for assistance by calling 877-600-3573.

For additional details of the offer, please refer to the attached Repurchase Offer document.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Sincerely,

AOG Institutional Fund

AOG INSTITUTIONAL FUND

REPURCHASE OFFER

1.       The Offer. AOG Institutional Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding Class A Shares and Class I Shares (the “Shares”) at a price equal to the applicable net asset value (“NAV”) per Share as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market currently exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. All classes of shares are considered to be a single class for the purposes of allocating repurchases under this Repurchase Offer. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current prospectus and statement of additional information.

2.       Net Asset Value. On August 15, 2025, the NAV per Share of Class A Shares was $16.63 and the NAV per Share of Class I Shares was $16.63. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (as defined below). The NAV of the Shares can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by visiting the Fund’s website (https://aogfunds.com/fund/) or by calling the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at 877-600-3573 and asking for the most recent price. The Shares are not currently traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on September 30, 2025.

4.       Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on September 30, 2025 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.       Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.       Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed two percent (2%) of the outstanding Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus two percent (2%) of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares on a pro rata basis based upon the number of Shares tendered by each shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

7.       Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 30, 2025.

8.       Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only with the approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and only in the following limited circumstances:

•	If making or effecting the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);
•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;
•	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and
•	For such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.       Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

10.       Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, F.L. Putnam Investment Management Co. (the “Adviser”), the Transfer Agent, Distribution Services, LLC (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, nor the Distributor is or will be obligated to ensure that your financial advisor, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor or review the Fund’s current prospectus and statement of additional information.

REPURCHASE
OFFER

Form Must be Received by 4:00 P.M., Eastern Time, on September 30, 2025.

Use this form to request repurchase of your shares in AOG Institutional Fund Class A Shares (AOGAX) or Class I Shares (AOGFX). Please complete all sections below.

1.	REDEEM FROM THE FOLLOWING ACCOUNT

Name(s) on the Account:

Account Number:	Social Security Number/TIN:

Phone Number:

Social Security Number / Tax ID Number:

2.	REPURCHASE AMOUNT (CHECK ONE)

All/Available Shares	Number of Shares	Dollar Amount $

3.	REPURCHASE TYPE

Normal

4.	PAYMENT INSTRUCTIONS (SELECT ONLY ONE)

Indicate how you wish to receive your repurchase payment below. If an option is not selected, a check will be sent to your address of record. For Custodial held accounts, repurchase distributions will be sent to the Custodian. All Custodian held accounts must include the Custodian’s signature.
Check mailed to Address of Record	Check mailed to Third Party/Custodian (Signature Guarantee required)

Name / Entity Name / Financial Institution:	Account Number:

City:	State:	Zip Code:

Direct Deposit PLEASE ATTACH A PRE-PRINTED VOIDED CHECK (Non-Custodial Investors Only) (Signature Guarantee required)

I authorize AOG Institutional Fund or its agent to deposit my proceeds into my checking or savings account. In the event that the fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name / Entity Name / Financial Institution:

Mailing Address:

City:	State:	Zip Code:

Checking Account	Bank ABA Routing Number:

Savings Account	Bank Account Number:

Please Attach a Pre-printed Voided Check if Selecting Direct Deposit. This option cannot be established without a pre-printed voided check.

5.	REPURCHASE PROGRAM CONSIDERATIONS

We will conduct one repurchase offer each quarter for Class A Shares and Class I Shares at the applicable NAV per share, of not less than 5% of our outstanding shares, on the repurchase request deadline, unless such offer is suspended or postponed in accordance with regulatory requirements. We cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period.

If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, we may, but are not required to, repurchase an additional amount of shares not to exceed 2% of our outstanding shares on the repurchase request deadline. If we determine not to repurchase more than the repurchase offer amount, or if shareholders tender shares in an amount exceeding the repurchase offer amount plus 2% of our outstanding shares on the repurchase request deadline, we will repurchase the shares on a pro rata basis. However, we may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. We may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause us to lose our status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market on which the securities owned by us are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which our disposal of securities owned by us is not reasonably practicable, or during which it is not reasonably practicable for us fairly to determine the value of our net assets; or (d) for such other periods as the SEC may by order permit for the protection of our shareholders.

If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not have sufficient funds to make all requested repurchases, each stockholder’s request will be reduced on a pro rata basis. Finally, our board of directors may modify or suspend our share repurchase plan if it deems such action to be in the best interest of our stockholders.

6.	COST BASIS SELECTION (SELECT ONLY ONE)

Internal Revenue Service regulations require security issuers to determine the adjusted cost basis for securities sold or repurchased, the nature of the gain or loss, and to report the information on Form 1099-B. Several tax lot relief methods are available to determine the adjusted cost basis; select one of the following options as the tax lot relief method to be used. This election may be changed at any time prior to or at the time of each repurchase. If no method is selected, the Fund will utilize the Average Cost method as the default option.

I choose a method other than Average Cost:

Select one:

FIFO: First In, First Out (the Fund will redeem the oldest available shares first).

Specific Identification: Shareholders choose which tax lots they are selling and must specify particular lots to be sold. (see below)

If you have selected “Specific Identification”, please identify the lots below:

Date of Purchase (MM/DD/YYYY):	Amount of Purchase $

Date of Purchase (MM/DD/YYYY):	Amount of Purchase $

Date of Purchase (MM/DD/YYYY):	Amount of Purchase $

7.	AUTHORIZATION AND SIGNATURE

IMPORTANT: Signature Guarantee is required if any of the following applies:

●	Amount to be repurchased is $100,000 or more.
●	The repurchase proceeds are to be sent to an address other than the address we have had on record for the past 30 days.
●	The repurchase is to be sent to an address other than the address on record.
●	If name has changed from the name in the account registration, we must have a one-and-the-same name signature guarantee. A one-and- the-same signature guarantee must state “<Previous Name> is one-and-the-same as <New Name>” and you must sign your old and new name.
●	The repurchase proceeds are deposited directly according to banking instructions provided on this form. (Non-Custodial Investor Only)

Investor Name (Please print)
Investor Signature:	Date:
Co-Investor Name (Please print):
Co-Investor Signature:	Date:

Custodian Authorization (if applicable)
Medallion Signature Guarantee (Affix Signature Guarantee Stamp Here)
(Signature of Authorized Person)

* Please refer to the prospectus you received in connection with your initial investment in Class A Shares or Class I Shares of AOG Institutional Fund, as amended by any amendments or supplements to that prospectus, for a description of the current terms of our repurchase program. A copy of the Fund’s prospectus, as amended and supplemented to date, is located at https://aogfunds.com/fund. The current NAV may be obtained by visiting the Fund’s website (https://aogfunds.com/fund/) or by calling the Fund’s transfer agent, Ultimus Fund Solutions, LLC, at 877-600-3573 and asking for the most recent price. Our board of directors may determine to amend, suspend or terminate our repurchase program without stockholder approval. Repurchases of shares, when requested, will generally be made quarterly; provided however, that the board of directors may determine from time to time to adjust the timing of repurchases. We cannot guarantee that we will have sufficient available funds or that we will otherwise be able to accommodate any or all requests made in any applicable repurchase period.

Standard Mail:	Overnight Delivery:
AOG Institutional Fund	AOG Institutional Fund
c/o Ultimus Fund Solutions	c/o Ultimus Fund Solutions
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246
Questions:	Document Submission:
877-600-3573	GeminiNE-TAAccountServices@ultimusfundsolutions.com Secure Fax: ###-##-####